Exhibit 99.1

Q3 2004 Earnings Conference Call November 5, 2004

Safe Harbor Statement The information contained in this document is as of the date of this press release. DTE Energy expressly disclaims any current intention to update any forward-looking statements contained in this document as a result of new information or future events or developments. Words such as "anticipate," "believe," "expect," "projected" and "goals" signify forward-looking statements. Forward-looking statements are not guarantees of future results and conditions but rather are subject to various assumptions, risks and uncertainties. This press release contains forward-looking statements about DTE Energy's financial results and estimates of future prospects, and actual results may differ materially. Factors that may impact forward-looking statements include, but are not limited to: the effects of weather and other natural phenomena on operations and sales to customers, and purchases from suppliers; economic climate and growth or decline in the geographic areas where we do business; environmental issues, laws and regulations, and the cost of remediation and compliance associated therewith; nuclear regulations and operations associated with nuclear facilities; the higher price of oil and its impact on the value of section 29 tax credits, and the ability to utilize and/or sell interests in facilities producing such credits; implementation of electric and gas Customer Choice programs; impact of electric and gas utility restructuring in Michigan, including legislative amendments; employee relations and the impact of collective bargaining agreements; unplanned outages; access to capital markets and capital market conditions and the results of other financing efforts which can be affected by credit agency ratings; the timing and extent of changes in interest rates; the level of borrowings; changes in the cost and availability of coal and other raw materials, purchased power and natural gas; effects of competition; impacts of FERC, MPSC, NRC and other applicable governmental proceedings and regulations; contributions to earnings by non-regulated businesses; changes in federal, state and local tax laws and their interpretations, including the Internal Revenue code, regulations, rulings, court proceedings and audits; the ability to recover costs through rate increases; the availability, cost, coverage and terms of insurance; the cost of protecting assets against, or damage due to, terrorism; changes in accounting standards and financial reporting regulations; changes in federal or state laws and their interpretation with respect to regulation, energy policy and other business issues; and changes in the economic and financial viability of our suppliers, customers and trading counter parties, and the continued ability of such parties to perform their obligations to the company. This press release should also be read in conjunction with the forward-looking statements in each of DTE Energy's, MichCon's and Detroit Edison's 2003 Form 10-K, and in conjunction with other SEC reports filed by DTE Energy, MichCon and Detroit Edison.

Participants Dave Meador Executive Vice President & Chief Financial Officer Mike Champley Senior Vice President - Regulatory Affairs Dan Brudzynski Vice President & Controller Nick Khouri Vice President & Treasurer Peter Pintar Director of Investor Relations

Overview Q3 was challenging due to unfavorable weather, the impacts of Electric Choice and higher O&M expenses at Detroit Edison Higher year-over-year synfuel production resulted in an increase in non-regulated earnings Our balance sheet continues to remain strong with quarter end leverage at 49% and the renewal of our credit facility Given the year-to-date performance and the minimal amount of expected rate relief, 2004 will be challenging from an earnings perspective Progress on the regulatory front continues with a final Detroit Edison rate order expected soon and movement on PA 141 legislative reform

Outline Q3 2004 Review 2004 Outlook Regulatory / Legislative Update

Q3 2004 Operating Performance Business Unit View Regulated Non Regulated Power Generation Energy Services Coal Services Biomass Energy Trading & Co-Energy Portfolio Energy Resources Power Distribution DTE Energy Technologies Energy Distribution Gas Distribution Non Reg Energy Gas Energy Gas Holding Company Energy Tech Investments Corporate & Other Operating Earnings per Share* $0.56 ($0.28) $0.13 ($0.01) $0.19 $0.33 $0.16 $0.02 $0.01 $0.07 ($0.03) $0.03 $0.00 ($0.01) $0.40 Overheads & Other ($0.31) * Reconciliation to GAAP reported earnings included in the appendix ($0.06)

DTE Energy Q3 2004 Q3 2003 Regulated Electric Regulated Gas Non-Regulated Holding Company Q3 2004 $114 ($50) ($10) $13 Operating Earnings (after tax)* ($ millions) $2 $69 * Reconciliation to GAAP reported earnings included in the appendix

Q3 2003 Weather Choice Net Interim Rate Relief Pension/Healthcare Generation O&M & DTE2 Q3 2004 Regulated Electric Q3 2003 vs. Q3 2004 Variance Operating Earnings (after tax)* ($ millions) * Reconciliation to GAAP reported earnings included in the appendix Key Drivers include: Summer weather much cooler than normal and 2003 (down 14%) Choice margin loss higher over 2003, partially mitigated by net impacts of interim rate relief Higher year-over-year pension and healthcare costs Generation maintenance costs to improve reliability and DTE2/SAP implementation costs $112 $94 Reg Asset $18 ($20) Reg Asset $23 ($24) $11 ($10) ($12) $39 $62

Regulated Gas Q3 2003 vs. Q3 2004 Variance Operating Earnings (after tax)* ($ millions) * Reconciliation to GAAP reported earnings included in the appendix ($45) $2 Q3 2003 Q3 2004 Margin ($55) $1 Other ($13) Taxes Key Drivers include: Operating results generally consistent with last year Lower year-to-date earnings impacting book tax rate Uncollectable levels are consistent with last year but remain high on a year- to-date basis

Plan of Action Continues for Uncollectables at MichCon

DTE Energy

Due to increasing unemployment, reductions in low income funding, and increasing gas prices, uncollectable expenses have risen significantly:

MichCon - Uncollectable Expense
($ millions)



$21
$37
$60
Level of MPSC Staff Recommendation
2002
2003
Est. 2004

However, we are taking a number of actions to mitigate this problem.

These include:

- Increase collection efforts to delinquent accounts
- Disconnect high balance delinquent accounts
- Introduce new technology to reduce the cost of customer disconnections
- Seeking a greater portion of state low income funding
- Requested in rate case higher restoration fees
- We proposed a mechanism (which the MPSC Staff subsequently supported) that would allow MichCon to recover 90% of the difference between uncollectable expense reflected in rates and actual levels of uncollectable expense incurred

10

Non-Regulated
Q3 2003 vs. Q3 2004 Variance

DTE Energy

Operating Earnings (after tax)*
($ millions)



$52
$28
$4
($11)
($7)
($1)
$65
Q3 2003
Synfuels
Coke Batteries
Trading & Co-Energy Portfolio
Non-Regulated Gas
Other
Q3 2004

Key Drivers include:

- Increased year-over-year synfuel production (+2.8M tons)
- Higher year-over-year pricing driving increase in coke battery earnings
- Unfavorable results in the Co-Energy Portfolio due to the required accounting of forward contracts which will be offset when the inventory is delivered (late this year/early 2005)
- Gain on Portland pipeline sale included in 2003 earnings

* Reconciliation to GAAP reported earnings included in the appendix

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Accounting Treatment of Non- Regulated Gas Storage ILLUSTRATIVE Gas price for delivery month ($/Mcf) Book value of inventory ($/Mcf) Value of $5 hedge ($ /Mcf) Reported Income 5 6 4 0 1 -1 1 1 -1 Time 1 Time 2 Time 3 Buy 1 Mcf gas at $4, sell it forward at $5 and lock-in future profit of $1 At time 0, value of hedges is 0, reported net income is 0 At Settlement: Locked-in margin of $1 is realized Unrealized gains / losses in value of hedges should net to 0 4 1 Time 0: 1 Hedges required to be marked to market and move opposite to gas prices; change in value of hedges reflected in income statement Inventory accounted for at average cost At settlement, locked in margin of $1 is realized, but there is interim earnings volatility Gas prices have exhibited significant price volatility 4

Synfuel Update In Q3 2004, we produced 4.4M tons of synfuels. Year-to-date we have produced 11.2M tons of synfuels. The 2004 forecast is 15- 16M tons Our earnings guidance for synfuels remains unchanged at $190- 210M Through Q3, we have sold 82% of 2004 capacity. By year end we expect to have sold over 90% of 2004 capacity The amount of Section 29 tax credits in a given year is impacted by the average calendar year price of domestic crude oil Not likely to impact credits produced in 2004

Balance Sheet Strength Balance sheet strength and sustained cash flow improvement remains a key goal Quarter-end leverage of 49% compared to 52% a year ago* Excluding the sale of ITC, year-over-year cash flow has improved significantly Successful renewal of credit revolver providing $1.875B in liquidity * Leverage ratios exclude securitization debt, MichCon short-term debt and quasi-equity instruments, calculation included in the appendix

Cash Flows Cash from Operations Capital Expenditures Dividends Asset Sales Cash Flow ($ millions) Synfuel Production Payment* Adjusted Cash from Operations * Accounted for as 'investing activity' in statement of cash flows Adjusted cash from Operations is up $388M, due to: $84M higher synfuel payments due to more units monetized $222M pension contribution in 2003 that reduced cash from operations Asset sales in 2003 included sale of transmission business While YTD cash flows are negative, we continue to expect full year 2004 cash flows to be break-even to slightly positive Driving Q4 2004 cash flows are: Ongoing cash improvement efforts Continued improvement in synfuel cash results $286 (567) (259) 643 $170 YTD 2003 67 $353 $590 (643) (265) 62 ($105) YTD 2004 151 $741

Capital Expenditures Capital spending totaled $643M through the first nine months of 2004 Higher Detroit Edison expenditures driven by: Safety mandates Fossil generation system enhancements Increase in Non Regulated spending related to DaimlerChrysler investment Corporate expenditures higher due to spending on DTE2/SAP implementation Detroit Edison NOx MichCon Non Regulated Total Corporate $388 15 70 93 $331 51 65 63 $567 YTD 2003 YTD 2004 57 $643 77 * Includes investments in joint ventures ($ millions)

Outline Q3 2004 Review 2004 Outlook Regulatory / Legislative Update

DTE Energy Year-to-Date 2004 Results YTD 2003 Interim Relief/PSCR Adj. Choice Margin Loss Regulatory Assets Uncollectables Weather Margin Growth Pensions/Benefits Non-Reg & Holding YTD 2004 Operating Earnings (after tax)* ($ millions) $362 $10 ($64) ($31) $17 ($22) ($33) $7 $263 Year-to-date operating earnings are down 27% 2004 earnings have been impacted by a number of regulatory issues. These include the restart of the PSCR and choice margin loss Weather was a sizable negative impact at both Detroit Edison and MichCon Rising uncollectables have had a notable impact, particularly at MichCon * Reconciliation to GAAP reported earnings included in the appendix $17 Non- Regulated $191 Holding Company ($28) Regulated Gas $22 Regulated Electric $177 $114 $165 ($22) Non- Regulated Holding Company Regulated Gas Regulated Electric

Factors Impacting 2004 Outlook Operating Earnings (after tax)* ($ millions) YTD 2004 Actuals Regulated Gas Q4 Outlook Holding Company Q4 Outlook Non-Regulated Q4 Outlook Regulated Electric Q4 Outlook Total DTE Energy $263 $32-37 $50-90 ($5-10) $215-255 Q4 Drivers Impacts of Final Rate Order Recent Wind Storm & Weather Weather Interim Rates Uncollectables Continued synfuel sales Storage accounting impacts YTD 2004 Q4 2004 Outlook Non- Regulated Regulated Electric Regulated Gas $114 $165 ($22) Holding Co. $6 $114 $10-15 $1-(4) Non-Regulated 2004 Outlook YTD Regulated Electric Actuals Regulated Gas 2004 Outlook Holding Co. 2004 Outlook EPS $1.52 $0.18-0.21 $0.29-0.52 ($0.03-0.06) Not Provided * Reconciliation to GAAP reported earnings included in the appendix 19

Update on 2004 Non-Regulated Targets Synfuels Coke Batteries On Site Energy Projects Power Generation Coal Services Biomass Energy Energy Trading & CoEnergy Portfolio Energy Resources overhead & interest Upstream & Midstream Gas DTE Energy Technologies Energy Technology Investments & Other Total Operating Earnings (after tax)* ($ millions) Energy Resources Subtotal 2004E $190-210 6-8 18-22 (16) 8-10 6 30-35 (40) 18-20 (10-15) 10 $215-255 $202-235 * Reconciliation to GAAP reported earnings included in the appendix We are maintaining our previous non-regulated earnings guidance

Outline Q3 2004 Review 2004 Outlook Regulatory / Legislative Update

Regulatory/Legislative Update We expect to receive the final Detroit Edison rate order in November This rate order should provide substantial rate relief and enact changes to the Electric Choice program Legislation to reform PA 141 continues to move forward and has been introduced in the Senate Regardless of the outcomes of the rate case and legislation, we expect to file a rate deskewing case at the MPSC An ALJ recommendation is expected on the MichCon rate case in early December, with a final order coming in Q1 2005

Summary As expected, 2004 continues to be a trough year as we await resolution of our regulatory issues A final Detroit Edison rate order is expected soon and a final MichCon rate order is expected in Q1 2005 Our balance sheet has remained strong with year-over-year leverage declining and our liquidity increasing At our December 2nd analyst meeting in New York, we expect to provide a overview of the following: Detroit Edison final rate order Redeployment of future cash flows 2005 guidance 2006 outlook

Appendix

PA 141 Regulatory Assets At the end of Q3, Choice volume was ~9,200 GWh Total regulatory assets booked in Q3 were $35M Regulatory asset for Choice lost margin will continue in 2004, given the small transition charge in interim order Remaining PA 141 regulatory assets will be booked only for capped customers Q1 Q1 Q2 Q3 Q4 Total $25 $6 $6 $8 $38 $58 4 4 3 4 10 21 4 14 9 10 10 43 4 2 2 5 9 18 $37 $26 $20 $27 $67 $140 2003 Choice Regulatory Asset Choice Implementation Costs Environmental Compliance Other Total Regulatory Assets ($ millions, pre-tax) Q2 $19 2 6 3 $30 2004 Q3 $24 1 6 4 $35

Synfuel Results Synfuels Produced (millions of tons) Synfuels Net Income ($ millions) 4.3 4.4 1.6 3.2 Q1 Q2 Q3 Q4 2003 54 70 26 47 Q1 Q2 Q3 Q4 2003 Q1 3.0 2004 40 Q1 Q2 3.8 56 Q2 Q3 4.4 54 Q3 2004

Synfuel Portfolio Ownership Interest as of 9/30/2004 Manufacturer Yearly Production Capacity (000 tons) Sold Facilities Belews Creek 1% EarthCo 3,080 Buckeye (2) 1% EarthCo 6,080 Clover 5% EarthCo 2,640 Smith Branch 1% EarthCo 2,750 Retained Facilities Indy Coke 11% EarthCo 2,640 Red Mountain 1% Covol 1,800 River Hill 100% Covol 1,576 Utah 100% Covol 2,000 3,576 Determination Letter Recently Completed Field Audit 18,990 Yes Yes Yes No No Yes Yes Yes Yes No No No No Yes No Yes

Holding Company Quarterly Effective Tax Rate Adjustment Each quarter an accounting adjustment is made to reconcile back to DTE's overall effective rate for the year The effective tax rate adjustments net to zero for the total year This adjustment is recognized in reported earnings but is removed from operating earnings Variables which affect this adjustment include: the amount and profile of pre-tax earnings the level and calendarization of tax credits generated Changes in the synfuel production profile significantly impacted the adjustments in 2003 $ millions (45) (107) 82 70 Q1 Q2 Q3 Q4 2004 2003 (6) (4) 24 (10)

2004 Cash Flows * Portion of synfuel cash flow that is accounted for as 'investing activity', the remainder appears in Cash from Operations Cash from Operations $800 Capital Expenditures (750) Dividends (353) Asset Sales 62 Cash Flow ($ millions) $34 Low Synfuel Production Payment* Adjusted Cash from Operations 175 $975 High 2004E Cash Improvement Initiative 100 $1,050 (1,060) (353) 62 $24 225 $1,275 100 $950 (751) (346) 669 $611 2003A 89 $1,039 -

Leverage Calculation

Reconciliation of Q3 Operating Earnings to Reported Earnings Use of Operating Earnings Information - DTE Energy management believes that operating earnings provide a more meaningful representation of the company's earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors. 31

Reconciliation of YTD Operating Earnings to Reported Earnings Use of Operating Earnings Information - DTE Energy management believes that operating earnings provide a more meaningful representation of the company's earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors.